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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  June 27, 2002

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                        --------------------------------

                              SONUS NETWORKS, INC.
             (Exact Name of Registrant as Specified in its Charter)


          DELAWARE                      000-30229                04-3387074
          --------                      ---------                ----------

(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)


                 5 CARLISLE ROAD, WESTFORD, MASSACHUSETTS 01886
               (Address of Principal Executive Offices) (Zip Code)


                                 (978) 692-8999
              (Registrant's telephone number, including area code)


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ITEM 4. CHANGES TO REGISTRANT'S CERTIFYING ACCOUNTANTS.

         Sonus Networks, Inc. ("Sonus") dismissed Arthur Andersen LLP ("Andersen") as its independent accountants and appointed Ernst and Young LLP ("Ernst and Young") as its new independent accountants, effective June 27, 2002. The decision to dismiss Andersen and to retain Ernst and Young was approved by Sonus' Board of Directors upon the recommendation of its Audit Committee.

         During Sonus' two most recent fiscal years ended December 31, 2001 and 2000, and the subsequent interim period through the date of this report, there were no disagreements between Sonus and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to Andersen's satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

         None of the reportable events described under Item 304(a)(1)(v) of Regulations S-K occurred within Sonus' two most recent fiscal years and the subsequent interim period through the date of this report.

         The audit reports of Andersen on the consolidated financial statements of Sonus and its subsidiaries as of and for the fiscal years ended December 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

         Sonus provided Andersen with a copy of the above disclosure statements. Attached as Exhibit 16.1 is a copy of Andersen's letter, dated June 27, 2002, stating its agreement with these disclosure statements.

         Sonus did not consult with Ernst and Young on any accounting or auditing matters during the two most recent fiscal years ended December 31, 2001 and 2000 and the subsequent interim period through the date of this report.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) EXHIBIT

16.1 Copy of Andersen's letter, dated June 27, 2002, stating its agreement with certain disclosure statements outlined in Item 4.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 27, 2002             SONUS NETWORKS, INC.

                                By: /s/ Stephen J. Nill
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                                    Stephen J. Nill
                                    Chief Financial Officer, Vice President of
                                    Finance and Administration and Treasurer
                                    (Principal Financial and Accounting Officer)